                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 2059


                                  FORM 8-K
                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                         November 23, 1998

                            RIDDELL SPORTS INC.

             (Exact Name of Registrant as Specified in Charter)

Delaware                    0-19298               22-2890400
------------------       ----------------    -------------------
(State or Other          (Commission         IRS Employer
Jurisdiction of           File Number)       Identification No.)


      900 Third Avenue, Floor 27, New York, New York 10022
     (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code (212) 826 4300

                                    N/A
     -----------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   OTHER EVENTS


RECENT DEVELOPMENTS

     On November 23, 1998 the Company's Common Stock, par value $0.01 per Share, began trading on the American Stock Exchange. The Company's stock is no longer listed on the NASDAQ-NMS.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (c)  EXHIBITS

          20.1 Press Release dated November 23, 1998 of Riddell Sports Inc. announcing that on November the Company's Common Stock began trading on the American Stock Exchange under ticker symbol "RDL".
          (1)


(1) Filed herewith.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RIDDELL SPORTS INC.

DATED:    November 23, 1998             By: /s/Lisa Marroni
                                        ----------------------
                                        Lisa Marroni
                                        Vice President